EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Web Wizard, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ya Tang Chao, Chief Executive Officer of Web Wizard, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Ya Tang Chao
                                            ------------------------------------
                                            Ya Tang Chao
                                            Chief Executive Officer
                                            (Principal Executive Officer and
                                            Principal Financial Officer)
                                            Date: August 15, 2011